1 Error! Unknown document property name. NOTE PURCHASE AGREEMENT This NOTE PURCHASE AGREEMENT (this “Agreement”), dated as of February 22, 2024, among Air T, Inc., a Delaware corporation (the “Company”), AAM 24-1, LLC, a Minnesota limited liability company and a wholly owned subsidiary of the Company (the “Issuer”) and Honeywell Common Investment Fund and Honeywell International Inc. Master Retirement Trust (each, an “Investor” and together, the “Investors”). WHEREAS, the Issuer desires to issue 8.5% senior secured notes due February 22, 2031 in the aggregate principal amount of $15,000,000 to the Investors (the “Notes”), substantially in the form attached hereto as Exhibit A, for an aggregate purchase price of $14,850,000; WHEREAS, the Company, the Issuer and the Investors are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”); and WHEREAS, contemporaneously with the execution and delivery of this Agreement, the Company, the Issuer and the Investors are executing and delivering a Stock Pledge Agreement, substantially in the form attached hereto as Exhibit B (the “Stock Pledge Agreement”), pursuant to which all capital stock of the Issuer will be pledged as Collateral (as defined in the Stock Pledge Agreement) to secure the indebtedness outstanding under the Notes. NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Investors hereby agree as follows: 1. Closing. The date and time of the closing (the “Closing”) shall be 9:30 a.m., New York City time, on the date hereof (or such other date and time as is mutually agreed upon by the Company and the Investors) after notification of satisfaction (or waiver) of the conditions to the Closing set forth in Section 5, electronically, by exchange of documents and certificates (or by such other method as is mutually agreed upon by the Company and the Investors) (the day on which the Closing takes place, the “Closing Date”). 2. Investors’ Representations and Warranties. Each Investor represents and warrants that, as of the date hereof and as of the Closing Date: (a) No Public Sale or Distribution. The Investors are acquiring the Notes for their own account and not with a view towards, or for resale in connection with, the public sale or distribution thereof, except pursuant to sales registered or exempted under the Securities Act; provided, however, that by making the representations herein, the Investors do not agree to hold the Notes for any minimum or other specific term and reserves the right to dispose of the Notes at any time in accordance with or pursuant to a registration statement or an exemption under the Securities Act. The Investors are acquiring the Notes hereunder in the ordinary course of their business. The Investors do not presently have any agreement or understanding, directly or indirectly, with any Person (as hereinafter defined) to distribute the Notes. For purposes of this Agreement, “Person” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization, any other entity and any government or any department or agency thereof. (b) Accredited Investor Status. Each Investor is an “accredited investor” as that term is defined in Rule 501(a) of Regulation D as promulgated by the U.S. Securities and Exchange Commission (the “SEC”) under the Securities Act. (c) Reliance on Exemptions. The Investors understand that the Notes are being offered and sold to it in reliance on specific exemptions from the registration requirements of U.S. federal and state securities laws and that the Company and the Issuer are relying in part upon the truth and accuracy of, and each Investor’s compliance with, the representations, warranties, agreements, acknowledgments and understandings set forth herein in order to determine the availability of such exemptions and the eligibility of such Investor to acquire the Notes. (d) Information. The Investors and their advisors or representatives have been furnished with all materials relating to the business, finances and operations of the Company Group (as defined below) that have been requested by the Investors. The Investors and their advisors or representatives have been afforded the opportunity to ask questions of the Company Group. Neither such inquiries nor any other due diligence investigations conducted by the Investors or their advisors or representatives shall modify, amend or in any other way affect the Investors’ right to rely on the representations and warranties of the Company Group contained herein. The Investors understand that the Notes involve a high degree of risk. (e) Sophisticated Investor. Each Investor acknowledges that it is a sophisticated investor capable of assessing and assuming investment risks with respect to securities, including securities such as the Notes, and further acknowledges that the Company and the Issuer are entering into this Agreement with the Investors in reliance on this acknowledgment and with such Investor’s understanding, acknowledgment and agreement that the Company and the Issuer are

2 Error! Unknown document property name. privy to material non-public information regarding the Company Group (collectively, the “Non-Public Information”), which Non-Public Information may be material to a reasonable investor, such as the Investors, when making investment decisions, including the decision to enter into this Agreement, and each Investor’s decision to enter into this Agreement is being made with full recognition and acknowledgment that the Company and the Issuer are privy to the Non-Public Information, irrespective of whether such Non-Public Information has been provided to the Investors. Each Investor hereby waives any claim, or potential claim, it has or may have against the Company and the Issuer relating to their possession of Non-Public Information. (f) No Governmental Review. Each Investor understands that no U.S. federal or state agency or any other governmental agency has passed on, reviewed, or made any recommendation or endorsement of the Notes. (g) Transfer or Resale. Each Investor understands that (i) the Notes have not been and are not being registered under the Securities Act or any state securities laws, and may not be offered for sale, sold, assigned or transferred unless (A) subsequently registered thereunder or (B) if requested by the Company, an Investor shall have delivered to the Company an opinion of counsel to the effect that the Note to be sold, assigned or transferred may be sold, assigned or transferred pursuant to an exemption from such registration; and (ii) neither the Company nor any other Person is under any obligation to register a Note under the Securities Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder. (h) Legend. The Investors understand that the certificates or other instruments representing the Notes shall bear any legend as required by the “blue sky” laws of any state and a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of such certificate): THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL SELECTED BY THE HOLDER, IN A GENERALLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT. 3. Representations and Warranties of the Company. The Company, together with its direct and indirect subsidiaries, including the Issuer (collectively, the “Company Group”), make the following representations and warranties to each Investor, as of the date hereof and as of the Closing Date: (a) Organization and Qualification. Each member of the Company Group is an entity duly organized and validly existing and in good standing under the laws of the jurisdiction in which it is formed, and has the requisite power and authority to own its properties and to carry on its business as now being conducted and as presently proposed to be conducted. Each member of the Company Group is duly qualified as a foreign entity to do business and is in good standing in every jurisdiction in which its ownership of property or the nature of the business conducted by it makes such qualification necessary, except to the extent that the failure to be so qualified or be in good standing would not reasonably be expected to have a Material Adverse Effect. As used in this Agreement, “Material Adverse Effect” means any material adverse effect on the business, properties, assets, the Collateral, liabilities, operations, results of operations, condition (financial or otherwise) or prospects of the Company or the Issuer individually, or the Company Group taken as a whole, or on the transactions contemplated hereby or in the other Transaction Documents or by the agreements and instruments to be entered into in connection herewith or therewith, or on the authority or ability of the Company or the Issuer to perform any of its obligations under any of the Transaction Documents. (b) Authorization; Enforcement; Validity. Each of the Company and the Issuer has the requisite power and authority to enter into and perform its obligations under this Agreement, the Notes, Stock Pledge Agreement and each of the other agreements entered into by the parties hereto in connection with the transactions contemplated by this Agreement (collectively, the “Transaction Documents”) and to issue the Notes in accordance with the terms hereof and thereof. The execution and delivery of this Agreement and the other Transaction Documents by the Company and the Issuer and the consummation by the Company and the Issuer of the transactions contemplated hereby and thereby, including, without limitation, the issuance of the Notes, have been duly authorized by the Board of Directors or similar body of the Company and the Issuer and no further filing, consent or authorization is required by the Company, the Issuer, or their respective Board of Directors or stockholders. This Agreement and the other Transaction Documents have been duly executed and delivered by the Company and the Issuer, and constitute the legal, valid and binding obligations of the Company and the Issuer, enforceable

3 Error! Unknown document property name. against the Company and the Issuer in accordance with their respective terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies. (c) Issuance of Notes. The issuance of the Notes have been duly authorized and, upon issuance, shall be validly issued and free from all preemptive or similar rights, taxes, liens, charges and other encumbrances with respect to the issue thereof. Assuming the accuracy of each of the representations and warranties set forth in Section 2 of this Agreement, the offer and issuance by the Issuer of the Notes is exempt from registration under the Securities Act. (d) No Conflicts. The execution, delivery and performance of the Transaction Documents by the Company and the Issuer and the consummation by the Company and the Issuer of the transactions contemplated hereby and thereby will not (i) result in a violation of the Company’s Certificate of Incorporation, as amended and as in effect on the date hereof (the “Certificate of Incorporation”), the Company’s Bylaws, as amended and as in effect on the date hereof (the “Bylaws”), or any articles or memorandum of association, certificate of incorporation, certificate of formation, bylaws, certificate of designations or other constituent documents of any member of the Company Group, or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) in any respect under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which any member of the Company Group is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including other foreign, federal and state securities laws and regulations and the rules and regulations of the Principal Market and including all applicable laws of the State of Delaware and any foreign, federal and state laws, rules and regulations) applicable to any member of the Company Group or by which any property or asset of any member of the Company Group is bound or affected. As used in this Agreement, “Principal Market” means NASDAQ Global Market. (e) Consents. Neither the Company nor the Issuer is required to obtain any consent, authorization or order of, or make any filing or registration with any court, governmental agency or any regulatory or self-regulatory agency or any other Person in order for it to execute, deliver or perform any of its obligations under or contemplated by the Transaction Documents, in each case in accordance with the terms hereof or thereof. All consents, authorizations, orders, filings and registrations which the Company or the Issuer is required to obtain pursuant to the preceding sentence have been obtained or effected on or prior to the Closing Date, and the Company is unaware of any facts or circumstances that might prevent the Company or the Issuer from obtaining or effecting any of the registration, application or filings pursuant to the preceding sentence. (f) Collateral. The Company has good title to, rights in, and the power to transfer each item of the Collateral upon which it purports to grant the Investors a security interest hereunder, free and clear of any and all liens except for liens that arise in the ordinary course of business and will not materially impair the Collateral or its transfer. (g) SEC Documents; Financial Statements. During the two (2) years prior to the date hereof, the Company has timely filed all reports, schedules, forms, statements and other documents required to be filed by it with the SEC pursuant to the reporting requirements of the Securities Exchange Act or 1934, as amended (the “Exchange Act”) except to the extent that the failure to do so would not reasonably be expected to have a Material Adverse Effect (all of the foregoing filed prior to the date hereof or prior to the Closing Date, and all exhibits included therein and financial statements, notes and schedules thereto and documents incorporated by reference therein being hereinafter referred to as the “SEC Documents”). All of the SEC Documents are available on the EDGAR system. As of their respective filing dates, the SEC Documents complied in all material respects with the requirements of the Exchange Act and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, and none of the SEC Documents, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. As of their respective filing dates, the financial statements of the Company included in the SEC Documents complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto. Such financial statements have been prepared in accordance with generally accepted accounting principles, consistently applied, during the periods involved (“GAAP”) (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may exclude footnotes or may be condensed or summary statements) and fairly present in all material respects the consolidated financial position of the Company Group as of the dates thereof and the consolidated results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments which will not be material). No other information provided by or on behalf of the Company to the Investors which is not included in the SEC Documents, including, without limitation, information referred to in Section 2(d) of this Agreement, contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstance under which they are or were made, not misleading.

4 Error! Unknown document property name. (h) No Undisclosed Events, Liabilities, Developments or Circumstances. No event, liability, development or circumstance has occurred or exists, or is contemplated to occur with respect to any member of the Company Group or their respective business, properties, prospects, operations or financial condition, that would be required to be disclosed by the Company under applicable federal securities laws in a report filed pursuant to the Exchange Act which has not been publicly announced. (i) Conduct of Business; Regulatory Permits. No member of the Company Group is in violation of any term of or in default under any certificate of designations of any outstanding series of preferred stock of the Company, the Certificate of Incorporation, the Bylaws or any of their respective constituent documents. No member of the Company Group is in violation of any judgment, decree or order or any statute, ordinance, rule or regulation applicable to such member of the Company Group, and no member of the Company Group will conduct its business in violation of any of the foregoing, except for possible violations which could not reasonably be expected to have a Material Adverse Effect. Each member of the Company Group possess all certificates, authorizations and permits issued by the appropriate federal, state or foreign regulatory authorities necessary to conduct their respective businesses, except where the failure to possess such certificates, authorizations or permits would not have a Material Adverse Effect, and no member of the Company Group has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit. (j) Foreign Corrupt Practices. No member of the Company Group, nor, to the Company’s knowledge, any director, officer, agent, employee or other Person acting on behalf of any member of the Company Group has, in the course of its actions for, or on behalf of, any member of the Company Group (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expenses relating to political activity, (ii) made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds, (iii) violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977, as amended, or (iv) made any unlawful bribe, rebate, payoff, influence payment, kickback or other unlawful payment to any foreign or domestic government official or employee. (k) Sarbanes-Oxley Act. The Company is in compliance in all material respects with any and all applicable requirements of the Sarbanes-Oxley Act of 2002, as amended (“Sarbanes-Oxley Act”), that are effective as of the date hereof, and any and all applicable rules and regulations promulgated by the SEC thereunder that are effective as of the date hereof. (l) Equity Capitalization. As of January 1, 2024, the authorized capital stock of the Company consists of (i) 4,000,000 shares of common stock, par value $0.25 per share, of which 2,821,504 shares are issued and outstanding (“Common Stock”) and (ii) 2,000,000 shares of preferred stock, par value $1.00 per share, of which no shares are issued and outstanding. All of such outstanding shares have been, or upon issuance will be, validly issued and are fully paid and nonassessable. None of the Company’s capital stock is subject to preemptive rights or any other similar rights or any liens or encumbrances suffered or permitted by the Company. Except as set forth in the SEC Documents or as relates to the Investors or any entity under common control with an Investor: (i) there are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, or exercisable or exchangeable for, any shares of capital stock of any member of the Company Group, or contracts, commitments, understandings or arrangements by which any member of the Company Group is or may become bound to issue additional shares of capital stock of a member of the Company Group or options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, or exercisable or exchangeable for, any shares of capital stock of a member of the Company Group, (ii) other than $5,000,000 of Alpha Income Trust Preferred Securities of Air T Funding held by Air T Acquisition 22.1, LLC, a Minnesota limited liability company, there are no outstanding debt securities, notes, credit agreements, credit facilities or other agreements, documents or instruments evidencing indebtedness of any member of the Company Group or by which any member of the Company Group is or may become bound; (iii) there are no financing statements securing obligations in any material amounts, either singly or in the aggregate, filed in connection with a member of the Company Group; (iv) there are no agreements or arrangements under which any member of the Company Group is obligated to register the sale of any of their securities under the Securities Act; (v) there are no outstanding securities or instruments of any member of the Company Group which contain any redemption or similar provisions, and there are no contracts, commitments, understandings or arrangements by which a member of the Company Group is or may become bound to redeem a security of a member of the Company Group; (vi) there are no securities or instruments containing anti-dilution or similar provisions that will be triggered by the issuance of the Notes; (vii) no member of the Company Group has any stock appreciation rights or “phantom stock” plans or agreements or any similar plan or agreement; and (viii) no member of the Company Group has any material liabilities or obligations required to be disclosed in the SEC Documents but not so disclosed in the SEC Documents, other than those incurred in the ordinary course of the Company Group’s business and which do not or would not have a Material Adverse Effect. The SEC Documents contain true, correct and complete copies of the Company’s Certificate of Incorporation and Bylaws, and the terms of all securities convertible into, or exercisable or exchangeable for shares of Common Stock and the material rights of the holders thereof in respect thereto.

5 Error! Unknown document property name. (m) Other Contracts. No member of the Company Group is a party to any contract, agreement or instrument, the violation of which, or default under which, by the other party(ies) to such contract, agreement or instrument could reasonably be expected to result in a Material Adverse Effect. (n) Absence of Litigation. There is no action, suit, proceeding, inquiry or investigation before or by the Principal Market, any court, public board, government agency, self-regulatory organization or body pending or, to the Company’s knowledge, threatened against or affecting the Common Stock, any member of the Company Group, or any officers or directors of any member of the Company Group, whether of a civil or criminal nature or otherwise, in their capacities as such, except for matters which could not reasonably be expected to have a Material Adverse Effect. (o) Insurance. Each member of the Company Group is insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which members of the Company Group are engaged. The Company believes that it either will be able to renew its existing insurance coverage as and when such coverage expires or obtain similar coverage from similar insurers, in each case, at a cost that the Company believes would not reasonably be expected to have a Material Adverse Effect. (p) Employee Relations. (i) No member of the Company Group is a party to any collective bargaining agreement or employs any member of a union. The members of the Company Group believe that their relations with their respective employees are good. To the Company’s knowledge, no executive officer has notified any member of the Company Group that such officer intends to leave the Company Group or otherwise terminate such officer’s employment with the Company Group. No executive officer, to the Company Group’s knowledge, is, or is now expected to be, in violation of any material term of any employment contract, confidentiality, disclosure or proprietary information agreement, non-competition agreement, or any other contract or agreement or any restrictive covenant, and, to the Company Group’s knowledge, the continued employment of each such executive officer does not subject the Company Group to any liability with respect to any of the foregoing matters. (ii) Each member of the Company Group is in compliance with all federal, state, local and foreign laws and regulations respecting labor, employment and employment practices and benefits, terms and conditions of employment and wages and hours, except where failure to be in compliance would not reasonably be expected to result in a Material Adverse Effect. (q) Title. Except where failure to do so would reasonably be expected to result in a Material Adverse Effect, each member of the Company Group has title to all real and personal property , including, without limitation, the Issuer Assets, owned by them which is material to the business of such member of the Company Group, in each case free and clear of all liens, encumbrances and defects except such as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company Group. Any real property and facilities held under lease by any member of the Company Group are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company Group. (r) Intellectual Property Rights. To the Company Group’s knowledge, the members of the Company Group own or possess adequate rights or licenses to use all trademarks, trade names, service marks, service mark registrations, service names, original works of authorship, patents, patent rights, copyrights, inventions, licenses, approvals, governmental authorizations, trade secrets and other intellectual property rights and all applications and registrations therefor (“Intellectual Property Rights”) necessary to conduct their respective businesses as now conducted and as presently proposed to be conducted. The Company does not have any knowledge of any infringement by any member of the Company Group of Intellectual Property Rights of others. There is no claim, action or proceeding being made or brought, or to the Company Group’s knowledge, being threatened, against any member of the Company Group regarding its Intellectual Property Rights other than by defendants in actions brought by a member of the Company Group in the ordinary course of its business. No member of the Company Group is aware of any facts or circumstances which might give rise to any of the foregoing infringements or claims, actions or proceedings. The Company Group has taken reasonable security measures to protect the secrecy and confidentiality of all of their Intellectual Property Rights. (s) Subsidiary Rights. Except where failure to do so would reasonably be expected to result in a Material Adverse Effect, and except as set forth in the SEC Documents, the members of the Company Group (i) own such capital stock or other comparable equity interests free and clear of any liens and all of the issued and outstanding shares of capital stock or comparable equity interests are validly issued and are fully paid, non-assessable and free of preemptive and similar rights, and (ii) have the unrestricted right to vote, and (subject to limitations imposed by applicable law) to receive dividends and distributions on, all capital stock or other comparable equity interests owned.

6 Error! Unknown document property name. (t) Investment Company Status. No member of the Company Group is, and for so long an Investor holds a Note will be, an “investment company,” a company controlled by an “investment company” or an “affiliated person” of, or “promoter” or “principal underwriter” for, an “investment company” as such terms are defined in the Investment Company Act of 1940, as amended. (u) Tax Status. Except where failure to do so would reasonably be expected to result in a Material Adverse Effect, each member of the Company Group (i) has made or filed all U.S. federal, state and foreign income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject, (ii) has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith, and (iii) has set aside on its books provision reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company know of no basis for any such claim. (v) Internal Accounting and Disclosure Controls. The Company’s disclosure controls and procedures and internal controls over financial reporting are effective. The Company is in material compliance with any and all applicable requirements of the Sarbanes-Oxley Act that are effective as of the date hereof, and any and all applicable rules and regulations promulgated by the SEC thereunder that are effective as of the date hereof. Each member of the Company Group maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset and liability accountability, (iii) access to assets or incurrence of liabilities is permitted only in accordance with management’s general or specific authorization, and (iv) the recorded accountability for assets and liabilities is compared with the existing assets and liabilities at reasonable intervals and appropriate action is taken with respect to any difference. Each member of the Company Group maintains disclosure controls and procedures (as such term is defined in Rule 13a-15 under the Exchange Act) that are effective in ensuring that information required to be disclosed by the Company in the reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported, within the time periods specified in the rules and forms of the SEC, including, without limitation, controls and procedures designed to ensure that information required to be disclosed by the Company in the reports that it files or submits under the Exchange Act is accumulated and communicated to the Company’s management, including its principal executive officer or officers and its principal financial officer or officers, as appropriate, to allow timely decisions regarding required disclosure. (w) Exchange Act Reporting Requirements. The Company is subject to the Exchange Act reporting requirements pursuant to Section 12(g) of the Exchange Act. (x) Quotation Requirements. Except for the letter received from Nasdaq Regulation dated February 15, 2024 previously provided to the Investors, the Company has not, in the 12 months preceding the date hereof, received notice from the national securities exchange or automated quotation system, if any, upon which the Common Stock is or has been listed or quoted to the effect that the Company is not in compliance with the listing or maintenance requirements of such national securities exchange or automated quotation system. (y) Off Balance Sheet Arrangements. There is no transaction, arrangement, or other relationship between the Company and an unconsolidated or other off balance sheet entity that is required to be disclosed by the Company in its Exchange Act filings and is not so disclosed or that otherwise would be reasonably likely to have a Material Adverse Effect. (z) No Additional Agreements. No member of the Company Group has any agreement or understanding with an Investor with respect to the transactions contemplated by the Transaction Documents other than as specified in the Transaction Documents. (aa) Disclosure. All disclosure provided to the Investors in or pursuant to this Agreement and the other Transaction Documents regarding the Company Group, its businesses and the transactions contemplated hereby and thereby, furnished by or on behalf of the members of the Company Group is true and correct in all material respect and does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading. All of the written information furnished after the date hereof by or on behalf of the Company Group to the Investors pursuant to or in connection with this Agreement and the other Transaction Documents, taken as a whole, will be true and correct in all material respects as of the date on which such information is so provided and will not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they are made, not misleading. Each press release issued by any member of the Company Group during the twelve (12) months preceding the date of this Agreement did not at the time of release contain any untrue statement of a material fact or omit to state a material fact

7 Error! Unknown document property name. required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. No event or circumstance has occurred or information exists with respect to the Company Group or its or their business, properties, liabilities, prospects, operations (including results thereof) or conditions (financial or otherwise), which, under applicable law, rule or regulation, requires public disclosure by the Company at or before the date hereof or announcement by the Company but which has not been so publicly announced or disclosed. The Company acknowledges and agrees that the Investors do not make and have not made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in Section 2. (bb) Compliance with Anti-Money Laundering Laws. The operations of the Company Group are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements and all other applicable U.S. and non-U.S. anti-money laundering laws and regulations, including, but not limited to, those of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the USA Patriot Act of 2001 and the applicable money laundering statutes of all applicable jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Anti-Money Laundering Laws”), and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving any member of the Company Group with respect to the Anti-Money Laundering Laws is pending or, to the Company’s knowledge, threatened. (cc) Compliance with laws. No member of the Company Group has made any contribution or other payment to any official of, or candidate for, any federal, state or foreign office in violation of any law which violation is required to be disclosed in a prospectus under the Securities Act. No member of the Company Group, nor, to the Company’s knowledge, any director, officer, employee, agent, affiliate or other Person associated with or acting on behalf of any member of the Company Group is, or is directly or indirectly owned or controlled by, a Person that is currently the subject or the target of any sanctions administered or enforced by the U.S. government (including, without limitation, the Office of Foreign Assets Control of the U.S. Department of the Treasury or the U.S. Departments of State or Commerce and including, without limitation, the designation as a “specially designated national” or “blocked person”), the United Nations Security Council, the European Union, Her Majesty’s Treasury or any other relevant sanctions authority (collectively, the “Sanctions”), nor is any member of the Company Group located, organized or resident in a country or territory that is the subject or target of a comprehensive embargo or Sanctions prohibiting trade with the country or territory (each, a “Sanctioned Country”). No action of any member of the Company Group in connection with (i) the execution, delivery and performance of this Agreement and the other Transaction Documents, (ii) the issuance of the Notes, or (iii) the direct or indirect use of proceeds from the Notes or the consummation of any other transaction contemplated hereby or by the other Transaction Documents or the fulfillment of the terms hereof or thereof, will result in the proceeds of the transactions contemplated hereby and by the other Transaction Documents being used, or loaned, contributed or otherwise made available, directly or indirectly, to any subsidiary, joint venture partner or other Person or entity, for the purpose of (A) unlawfully funding or facilitating any activities of or business with any Person that, at the time of such funding or facilitation, is the subject or target of Sanctions, (B) unlawfully funding or facilitating any activities of or business in any Sanctioned Country or (C) in any other manner that will result in a violation by any Person of Sanctions. For the past five years, no member of the Company Group has knowingly engaged in and are is not now knowingly engaged in any dealings or transactions with any Person that at the time of the dealing or transaction is or was the subject or the target of Sanctions or with any Sanctioned Country. 4. Covenants. (a) Use of Note Proceeds. The Company and the Issuer shall use proceeds of the Notes to (x) acquire at Closing 160,000 newly issued shares of Alpha Income Trust Preferred Securities, $25.00 par value (the “TruPs”) of Air T Funding, a statutory trust fund under Delaware law, (y) repay a portion of the amount outstanding under the Company’s Amended and Restated Revolving Credit Note to Minnesota Bank & Trust, dated as of June 23, 2023, and (z) pay costs and expenses incurred in connection with the transactions contemplated herein. The Company may use any remaining proceeds for general corporate purposes; provided, that no proceeds shall be used to make any dividend or distribution to any shareholders or management of any member of the Company Group without the prior written consent of the Investors. The foregoing limitation shall also apply to any buybacks of the Company’s outstanding capital stock (NASDAQ: AIRT) unless the aggregate amount of Cash Distributions (as defined below) in the Issuer’s account is at least equivalent to the next two scheduled interest payments on the Notes. The Company’s and the Issuer’s anticipated Sources and Uses of the Note Proceeds is attached hereto as Exhibit E. (b) Assets of Issuer; Permitted Uses of Issuer Assets. (i) On or prior to the Closing Date, the Company shall transfer to the Issuer, (x) all preferred investment interests of Contrail Asset Management, LLC, a Delaware limited liability company, held by the Company Group, except for those preferred investment interests specifically identified on Exhibit D attached hereto (the “CAM Interests”), (y) all

8 Error! Unknown document property name. common shares of ACM JET 2 V LLC, a Delaware limited liability company (“Jet 2 Interests”), and (z) all common shares of Worthington Asset Management, LLC, a Delaware limited liability company, held by the Company Group (the “WAM Interests”) (collectively with the TruPs, the “Issuer Assets”). The Issuer shall not transfer the Issuer Assets to any Person dispose of the Issuer Assets without the consent of the Investors. (ii) Any cash distributions received by the Issuer from the Issuer Assets (the “Cash Distributions”) shall only be used to pay the interest and principal, when due, on the Notes plus any required maintenance reserves due for any of the CAM Interests, WAM Interests or Jet 2 Interests (collectively, the “Service Obligations”). Notwithstanding the foregoing, during the period commencing on the Closing Date and ending on the third anniversary of the Closing Date (the “Reinvestment Period”), in addition to payment of the Service Obligations, any remaining Cash Distributions (“Excess Cash Distributions”) may be used by the Issuer to invest in joint ventures or similar partnerships so long as (x) the investment amount by the Issuer is less than or equal to $4,000,000 and (y) at least one of Atalaya Capital Management, LP, a Delaware limited partnership, LibreMax Capital, LLC, a Delaware limited liability company, Mill Road Capital Management LLC, a Delaware limited liability company, and 400 Capital Management LLC, a Delaware limited liability company, is also participating in such investment, and (z) it is a debt-free, unlevered transaction. The Company may also formally request consent from the Investors to make an investment using Excess Cash Distributions that does not qualify pursuant to the preceding sentence by submitting a consent request form, substantially in the form attached hereto as Exhibit C, to the Investors. Any assets acquired by the Issuer using Excess Cash Distributions pursuant to this Section 4(b)(ii) shall be considered part of the “Issuer Assets”. For the avoidance of doubt, this Company may cure any violation of this covenant by depositing with the Issuer within 10 days cash in an amount equal to any Excess Cash Distributions used in a manner contrary to this Section 4(b)(ii). (iii) Unless and until used in accordance with Section 4(b)(ii) above, the Cash Distributions and other cash balances of the Issuer shall be invested in United States government securities or held in money market accounts and accounts at FDIC insured institutions. (c) TruPs. (i) If the Investors foreclose on the Collateral for any reason within six months following the Closing Date, then the Company shall prepare and file with the SEC a registration statement on Form S-3 registering the TruPs for resale by the Issuer and use its best efforts to (x) cause such registration statement to be declared effective under the Securities Act as promptly as possible after the filing thereof, but in any event no later than 90 days after the Closing Date and (y) to keep such registration statement continuously effective under the Securities Act until the date that all TruPs covered by such registration statement (1) have been sold, thereunder or pursuant to Rule 144 under the Securities Act (“Rule 144”), or (2) may be sold without volume or manner-of-sale restrictions pursuant to Rule 144 and without the requirement for the Company to be in compliance with the current public information requirement under Rule 144, as determined by the counsel to the Company pursuant to a written opinion letter to such effect, addressed and acceptable to the Investors. (ii) If the Investors foreclose on the Collateral for any reason after six months following the Closing Date, the Company shall be required to register the TruPs for resale in the manner set forth in Section 4(c)(i) only if the Investors are unable to sell the TruPs without volume or manner-of-sale restrictions pursuant to Rule 144. (iii) For so long as the Company chooses to defer distributions on the TruPs instead of paying the quarterly cash distributions on the TruPs, the Investors shall have the right to force the Company to purchase the TruPs from the Issuer at a price of $16 per share and such proceeds shall remain at the Issuer and be considered Cash Distributions. (iv) Notwithstanding anything in this Agreement, the Company may purchase up to $3,000,000 of the TruPs from the Issuer at any time, in whole or in part, at a purchase price of $18 per share, and such proceeds shall remain at the Issuer and be considered Cash Distributions. (d) Fees. The Company has not engaged any placement agent, financial advisor or broker relating to or arising out of the transactions contemplated hereby. The Company shall pay, and hold the Investors harmless against, any liability, loss or expense (including, without limitation, reasonable attorneys’ fees and out-of-pocket expenses) arising in connection with any breach by the Company of this Section 4(d). (e) Company Reporting. The Company shall provide the Investors the same monthly reporting that the Company Group provides to the joint venture partners of each of CJV-II, LLC, ACM JET 2 V LLC and Worthington Asset Management, LLC joint ventures. To the extent any new investments are made pursuant to Section 4(b)(ii), the Company shall promptly provide the Investors the any ongoing reporting related with such investment. The Company shall further report monthly on the changes in Issuer’s cash balance.

9 Error! Unknown document property name. (f) Conduct of Business. The business of the Company Group shall not be conducted in violation of any law, ordinance or regulation of any governmental entity, except where such violations would not result in the aggregate, in a Material Adverse Effect. 5. Conditions to Closing. (a) The obligation of the Company and the Issuer hereunder to issue the Notes to the Investors at the Closing is subject to the satisfaction, at or before the Closing Date, of each of the following conditions, provided that these conditions are for the sole benefit of the Company and the Issuer and may be waived by the Company at any time in its sole discretion by providing the Investors with prior written notice thereof: (i) Each Investor shall have duly executed each of the Transaction Documents to which it is a party and delivered the same to the Company. (ii) The representations and warranties of each Investor shall be true and correct as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date which shall be true and correct as of such specified date), and each Investor shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by such Investor at or prior to the Closing Date. (b) The obligation of the Investors hereunder to acquire the Notes at the Closing is subject to the satisfaction, at or before the Closing Date, of each of the following conditions, provided that these conditions are for the Investors’ sole benefit and may be waived by the Investors at any time in its sole discretion by providing the Company with prior written notice thereof: (i) The Company and the Issuer shall have duly executed each of the Transaction Documents to which they are a party and delivered the same to the Investors. (ii) The Company shall have delivered to the Investors a certificate evidencing the formation and good standing of (A) the Company in its jurisdiction of formation issued by the Secretary of State of such jurisdiction, as of a date within ten (10) days of the Closing Date, and (B) the Issuer in its jurisdiction of formation issued by the Secretary of State of such jurisdiction, as of a date within ten (10) days of the Closing Date. (iii) The Company shall have delivered to the Investors a certificate, executed by an executive officer of the Company and dated as of the Closing Date, certifying and attaching (i) the resolutions consistent with the representations in Section 3(b) as adopted by the Company’s Board of Directors in a form reasonably acceptable to the Investors, (ii) the Certificate of Incorporation of the Company, and (iii) the Bylaws of the Company, each as in effect at the Closing. (iv) The representations and warranties of the Company Group shall be true and correct in all material respects (except for those representations and warranties that are qualified by materiality or Material Adverse Effect, which shall be accurate in all respects) as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date which shall be true and correct as of such specified date) and the Company shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by the Company at or prior to the Closing Date (except for covenants, agreement and conditions that are qualified by materiality or Material Adverse Effect, which shall be performed, satisfied or complied with, in all respects). The Investors shall have received a certificate, executed by an executive officer of the Company, dated as of the Closing Date, to the foregoing effect and as to such other matters as may be reasonably requested by the Investors. (v) The Common Stock (A) shall be designated for quotation or listed on the Principal Market, and (B) shall not have been suspended, as of the Closing Date, by the SEC or the Principal Market from trading on the Principal Market nor shall suspension by the SEC or the Principal Market have been threatened, as of the Closing Date, either (1) in writing by the SEC or the Principal Market, or (2) by falling below the minimum listing maintenance requirements of the Principal Market. (vi) The Company shall have obtained all governmental, regulatory or third-party consents and approvals, if any, necessary for issuance of the Notes. (vii) The Company shall have delivered to the Investors such other documents relating to the transactions contemplated by this Agreement as the Investors or its counsel may reasonably request.

10 Error! Unknown document property name. 6. Miscellaneous. (a) Governing Law; Jurisdiction; Jury Trial. All questions concerning the construction, validity, enforcement and interpretation of the Transaction Documents shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in The City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection with any Transaction Document or with any transaction contemplated thereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under the Transaction Documents and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THE TRANSACTION DOCUMENTS OR ANY TRANSACTION CONTEMPLATED THEREBY. (b) Counterparts. This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party; provided that an electronic signature shall be considered due execution and shall be binding upon the signatory thereto with the same force and effect as if the signature were an original. (c) Headings. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement. (d) Severability. If any provision of this Agreement is prohibited by law or otherwise determined to be invalid or unenforceable by a court of competent jurisdiction, the provision that would otherwise be prohibited, invalid or unenforceable shall be deemed amended to apply to the broadest extent that it would be valid and enforceable, and the invalidity or unenforceability of such provision shall not affect the validity of the remaining provisions of this Agreement so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter hereof and the prohibited nature, invalidity or unenforceability of the provision(s) in question does not substantially impair the respective expectations or reciprocal obligations of the parties or the practical realization of the benefits that would otherwise be conferred upon the parties. The parties will endeavor in good faith negotiations to replace the prohibited, invalid or unenforceable provision(s) with a valid provision(s), the effect of which comes as close as possible to that of the prohibited, invalid or unenforceable provision(s). (e) Entire Agreement. This Agreement and the other Transaction Documents supersede all other prior oral or written agreements between the Investors, the Company, the Issuer, their affiliates and Persons acting on their behalf with respect to the matters discussed herein, and this Agreement, the other Transaction Documents and the instruments referenced herein and therein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company, the Issuer nor the Investors make any representation, warranty, covenant or undertaking with respect to such matters. (f) Amendments. Provisions of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company, the Issuer and the Investors; provided, that a waiver need only be signed by the party granting the waiver. Any amendment or waiver effected in accordance with this Section 6(f) shall be binding upon the Investors, the Company and the Issuer. For the avoidance of doubt, all the terms of this Agreement and the Notes, including the principal amount of the Notes, interest rate and maturity, can be amended through a written agreement amongst the Company, the Issuer and the Investors. (g) Notices. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement or any of the other Transaction Document’s must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon delivery, when sent by electronic mail (provided that the sending party does not receive an automated rejection or out-of-office notice); or (iii) one (1) Business Day after deposit with a nationally recognized overnight delivery service that provides evidence of delivery, in each case properly addressed to the party to receive the same. The addresses and email addresses for such communications shall be: If to the Company or the Issuer:

11 Error! Unknown document property name. Air T, Inc. 11020 David Taylor Drive, Suite 305 Charlotte, North Carolina 28262 Attn.: Mark Jundt Email: mjundt@airt.net With a copy (for informational purposes only) to: Winthrop & Weinstine, P.A. 225 South 6th Street, Suite 3500 Minneapolis, Minnesota 55402 Attn.: Philip T. Colton Email: pcolton@winthrop.com If to the Investors: 115 Tabor Road Morris Plains, New Jersey 07950 Attn: John Mikros, Floor 2D Email: john.mikros@honeywell.com With a copy (for informational purposes only) to: Saul Ewing LLP 33 South 6th Street Suite 4750 Minneapolis, Minnesota 55402 Attn.: Alfred W. Coleman Email: al.coleman@saul.com or such other address and email address to the attention of such other Person as the recipient party has specified by written notice given to each other party five (5) days prior to the effectiveness of such change. Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B) mechanically or electronically generated by the sender’s email containing the time, date, recipient email address, or (C) provided by a courier or overnight courier service shall be rebuttable evidence of personal service, receipt by email or receipt from a nationally recognized overnight delivery service in accordance with clause (i), (ii) or (iii) above, respectively. (h) Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns, including any purchasers of the Notes. The Company shall not assign this Agreement or any rights or obligations hereunder without the prior written consent of the holder of the Notes. An Investor may assign some or all of its rights and obligations hereunder in connection with the transfer of a Note with the consent of the Company (which consent shall not be unreasonably withheld or delayed and which consent shall not be required for transfers to an affiliate of such Investor), in which event such assignee shall be deemed to be an Investor hereunder with respect to such assigned rights and obligations, and the Company and the Issuer shall use their best efforts to ensure that such transferee is registered as a holder of such Note. Notwithstanding the foregoing, an Investor shall not transfer a Note to a direct competitor of the Company without the prior written consent of the Company. (i) No Third-Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person, except that each Indemnitee (as hereinafter defined) shall have the right to enforce the obligations of the Company with respect to Section 6(l). (j) Survival. The representations and warranties of the members of the Company Group contained in Sections 3, and the agreements and covenants set forth in Sections 4 and 6 shall survive the Closing. (k) Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as any other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby. (l) Indemnification. In consideration of the Investors’ execution and delivery of the Transaction Documents and acquiring the Notes thereunder and in addition to all of the other obligations of the Company and the Issuer under the Transaction Documents, the Company shall defend, protect, indemnify and hold harmless each Investor and any future holder of a Note and all of their stockholders, partners, members, officers, directors, employees and direct or indirect

12 Error! Unknown document property name. investors and any of the foregoing Persons’ agents or other representatives (including, without limitation, those retained in connection with the transactions contemplated by this Agreement) (collectively, the “Indemnitees”) from and against any and all actions, causes of action, suits, claims, losses, costs, penalties, fees, liabilities and damages, and expenses in connection therewith (irrespective of whether any such Indemnitee is a party to the action for which indemnification hereunder is sought), and including reasonable attorneys’ fees and disbursements (the “Indemnified Liabilities”), incurred by any Indemnitee as a result of, or arising out of, or relating to (i) any misrepresentation or breach of any representation or warranty made by the any member of the Company Group in the Transaction Documents or any other certificate, instrument or document contemplated hereby or thereby, (ii) any breach of any covenant, agreement or obligation of any member of the Company Group contained in the Transaction Documents or any other certificate, instrument or document contemplated hereby or thereby or (iii) any cause of action, suit or claim brought or made against such Indemnitee by a third party (including for these purposes a derivative action brought on behalf of a member of the Company Group) and arising out of or resulting from (A) the execution, delivery, performance or enforcement of the Transaction Documents or any other certificate, instrument or document contemplated hereby or thereby, or (B) the status of the Investor or holder of the Note as an investor in the Company Group pursuant to the transactions contemplated by the Transaction Documents. To the extent that the foregoing undertaking by the Company may be unenforceable for any reason, the Company shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities up to the aggregate principal amount of the Notes. The Company will not be liable under this Section 6(l) to the extent, but only to the extent, that a claim is attributable to a material breach of any of the representations, warranties, covenants or agreements made by an Investor in this Agreement. Notwithstanding the foregoing, no claim for indemnification under this Section 6(l) made by the Indemnitees will be payable by the Company to the Indemnitees in excess of the greater of (x) $15,000,000 and (y) the aggregate principal amount of the Notes outstanding. (m) No Strict Construction. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party. (n) Remedies. The Investors and any subsequent holder of a Note shall have all rights and remedies set forth in the Transaction Documents and all rights and remedies which such holder has been granted at any time under any other agreement or contract and all of the rights which such holder have under any law. Any Person having any rights under any provision of this Agreement shall be entitled to enforce such rights specifically (without posting a bond or other security), to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law. Furthermore, each of the Company and the Issuer recognizes that in the event that it fails to perform, observe, or discharge any or all of its obligations under the Transaction Documents, any remedy at law may prove to be inadequate relief to the Investors. The Company and the Issuer therefore agree that the Investors shall be entitled to seek temporary and permanent injunctive relief in any such case without the necessity of proving actual damages and without posting a bond or other security. (o) Rescission and Withdrawal Right. Notwithstanding anything to the contrary contained in (and without limiting any similar provisions of) the Transaction Documents, whenever an Investor exercises a right, election, demand or option under a Transaction Document and the Company or the Issuer does not timely perform its related obligations within the periods therein provided, then such Investor may rescind or withdraw, in its sole discretion from time to time upon written notice to the Company or the Issuer, any relevant notice, demand or election in whole or in part without prejudice to its future actions and rights. (p) Payment Set Aside. To the extent that the Company or the Issuer makes a payment or payments to an Investor hereunder or pursuant to any of the other Transaction Documents or an Investor enforces or exercises its rights hereunder or thereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to the Company, the Issuer, a trustee, receiver or any other Person under any law (including, without limitation, any bankruptcy law, foreign, state or federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred. [Signature page follows.]

13 Error! Unknown document property name. IN WITNESS WHEREOF, the Investors, the Company and the Issuer have caused their respective signature page to this Note Purchase Agreement to be duly executed as of the date first written above. COMPANY: AIR T, INC. By: Name: Title: ISSUER: AAM 24-1, LLC By: Name: Title: INVESTORS: HONEYWELL COMMON INVESTMENT FUND By: Name: John Mikros Title: Authorized Signatory HONEYWELL INTERNATIONAL INC. MASTER RETIREMENT TRUST By: Name: John Mikros Title: Authorized Signatory

E-1 Error! Unknown document property name. 28369944v1